UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

LEGEND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 933-6050
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 11, 2008, Legend Media, Inc. (the "Company") issued a press release entitled "Legend Media, Inc. Provides Forward-Looking Financial Guidance for Fiscal Years Ending June 30, 2009 and 2010" and made available a presentation containing, among other things, the financial guidance, an overview of the Company's business and industry and the Company's sales and growth strategy (the "Presentation Materials"). Copies of the Press Release and the Presentation Materials are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits incorporated herein by reference, is "furnished" and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Cautionary Note About Forward-Looking Statements

The Press Release and the Presentation Materials contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should” or “anticipates” or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements involve risks and uncertainties, including those identified within the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 11, 2008 as well as the Company's other filings with the SEC from time to time. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company cannot assure shareholders or investors that these expectations will prove correct, and the actual results that the Company achieves may differ materially from any forward-looking statements, due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information, except as required by law.

Cautionary Note About Financial Projections

The financial projections for future periods contained in the Press Release and the Presentation Materials were made with input from senior management of the Company and were not the result of a detailed budgeting process. These projections are based on management’s expectations and numerous assumptions and the Company makes no representations or warranties as to the accuracy of the projections or the assumptions. This information represents the Company's current estimate of the operating and financial results which the Company would achieve if certain assumptions are realized. These assumptions relate primarily to the closing and integration of certain acquisitions, the Company's ability to generate and raise capital and the Company's ability to achieve its overall business strategy, including its ability to implement its marketing and sales strategy, among other factors. These assumptions may be affected by a number of risk factors, many of which are wholly or partially beyond the Company's control, and, accordingly, there can be no assurance that any of these assumptions will be realized. These risks and uncertainties include, among others, those identified within the Company's Current Report on Form 8-K filed with the SEC on February 11, 2008 as well as the Company's other filings with the SEC from time to time. Accordingly, THE PROJECTIONS ARE PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY, AND THE RESULTS CONTAINED IN THE PROJECTIONS ARE BY NO MEANS GUARANTEED. As a result, there can be no assurance that the Company will achieve the financial results that are described in the Press Release or the Presentation Materials.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description
99.1	Press Release dated June 11, 2008
99.2	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.
Date: June 11, 2008	By:	/s/ Jeffrey Dash
Jeffrey Dash
Chief Executive Officer